EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or an officer of Stage Stores, Inc., a Nevada corporation (the "Company"), hereby constitutes and appoints James Scarborough and Michael McCreery, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution, for the undersigned and in the undersigned's name, place and stead in any and all capacities, to sign, one or more Annual Reports for the Company's fiscal year ended February 2, 2002, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as any such attorney-in-fact may deem necessary or desirable, and any amendments thereto, each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has signed this Power of Attorney this 10th day of April, 2002.

/s/ Glenn August                                                                                                                /s/ Scott Davido
By:  Glenn August, Director                                                                                              By:  Scott Davido, Director

/s/ Alan Gilman                                                                                                                  /s/ Michael Glazer
By:  Alan Gilman, Director                                                                                                By:  Michael Glazer, Director

/s/ John Mentzer                                                                                                                 /s/ Walter Salmon
By:  John Mentzer, Director                                                                                               By:  Walter Salmon, Director

                                                                                                                                            /s/ Ronald Wuensch
                                                                                                                                            By:  Ronald Wuensch, Director